WesternGoldfields

Compelling Value

TSX: WGI
AMEX: WGW

September 2008

Disclaimer Statements

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this presentation and subsequent oral statements made by and on behalf of the Company may contain forward-looking information within the meaning of the United States Private Securities Litigation Reform Act of 1995 and similar Canadian legislation. Such forward-looking statements are identified by words such as "intends", "anticipates", "believes", "expects", "plans" and include, without limitation, statements regarding the Company's plan of business operations, production and cost estimates, receipt of working capital, anticipated revenues, and capital and operating expenditures. These forward-looking statements are based on the best estimates of management at the time such statements are made. Expected production results and cost of sales are based in part on current and historical production and cost data factoring certain assumptions with respect to future metal prices, costs of supplies and labour and other parameters. There can be no assurance that such statements will prove to be accurate; actual results and future events could differ materially from such statements. Factors that could cause actual results to differ materially include, among others, variations in metal prices and/or cost of supplies, possible variations in ore grade or recovery rates, failure of plant, equipment or processes to operate as anticipated, accidents, labour disputes, as well as those set forth in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007 filed with the U.S. Securities and Exchange Commission, under the caption "Risk Factors". Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

DISCLAIMER

The information contained herein relating to companies other than Western Goldfields, while obtained from sources which we believe are reliable, is not guaranteed as to its accuracy or completeness. The contents of this presentation is for informational purposes only and does not constitute an offer to sell or a solicitation to purchase any securities referred to herein.

All amounts in US$ unless otherwise noted

Disclaimer Statements

CAUTIONARY NOTE TO U.S INVESTORS CONCERNING ESTIMATES OF MEASURED, INDICATED AND INFERRED RESOURCES

This presentation uses the terms "Measured", "Indicated" and "Inferred" Resources. United States investors are advised that while such terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize them. "Inferred Mineral Resources" have a great amount of uncertainty as to their existence, and as to their economic and legal feasibility. It cannot be assumed that all or any part of an Inferred Mineral Resource will ever by upgraded to a higher category. Under Canadian rules, estimates of Inferred Mineral resources may not form the basis of feasibility or other economic studies. United States investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves. United States investors are also cautioned not to assume that all or any part of an Inferred Mineral Resource exists, or is economically or legally mineable.

COST OF SALES

Cost of sales per ounce is calculated by dividing the total cost of sales by ounces sold. Cost of sales includes mine site operation costs such as mining, processing, administration, royalties and production taxes, but is exclusive of amortization, reclamation, capital and exploration costs. The measure, along with gold ounces sold, is considered to be a key indicator of a company's ability to generate operating earnings and cash flow from its mining operations.

Overview of the Opportunity

- Producing gold mine located in the U.S.
  - Commenced production in January 2008 – now meeting operating targets
  - Mine plan drives higher production in next 4 years
- U.S. dollar revenues and operating costs
- 4.3 million ounce resource including 2.8 million ounces in reserves
- Proven senior management team
- Currently trading at 0.4x Net Asset Value

The Mesquite Mine


Mesquite Project
Route 78
MOUNTAINS
ALGODONES
DUNES
Mexicali
UNITED STATES
Las Vegas
Henderson
NEVADA
Bakersfield
Lancaster
Santa Clarita
Ventura
Glendale
Los Angeles
Ontario
Long Beach
Riverside
Corona
Santa Ana
San Bernardino
Victorville
Barstow
Palm Springs
Indio
Hemet
Oceanside
Escondido
San Diego
El Cajon
Tijuana
Tecate
Ensenada
MOJAVE NATIONAL PRESERVE
MOJAVE DESERT
Bullhead City
Needles
Kingman
Lake Havasu City
Parker
Blythe
Chino Valley
Prescott
Wickenburg
Peoria
Phoenix
Mesa
Chandler
Gila Bend
SONORAN DESERT
Yuma
San Luis Rio Colorado
Colonia
Benito Juarez
Sonoyta
Puerto Peñasco
El Bajio
Heroica Caborca
Trincheras
BAJA CALIFORNIA
San Vicente
Colnett
San Quintin
El Rosario de Arriba
Golfo de California
PACIFIC OCEAN

➢ **14 year production life in the U.S.**

The Mesquite Mine



Big Chief
2012-2019
Brownie Hill
Vista
2019-2020
Rainbow
2008-2011
Leach Pad
Ultimate Pits
1 mile

2008 Production and Costs

	Ounces of Gold
First quarter production	9,146
Second quarter production	28,524
Third quarter production	45,000 – 50,000
Fourth quarter production	50,000 – 55,000
2008 total production	135,000 – 145,000
2008 Cost of Sales per ounce	$470 – $490

Mesquite: Mine Plan

- Focus on sequential mining of three ore bodies
- Advantages:
  - Highest annual production 2009 – 2012
  - Lowest cost per ounce 2009 – 2012
  - Potential for incremental benefits based on reduced tire cost and lower fuel consumption

Mesquite Production Profile

2008 Production	**135,000–145,000 Ounces**
2008 Cost of Sales ($/oz)	**$470-$490**
2009-2012 Production	**706,000 Ounces**
2009-2012 Cost of Sales ($/oz)	**$370-$380**
LOM Production	**1,900,000 Ounces**
LOM Average Cost of Sales ($/oz)	**$420-$430**

Mesquite – Value Enhancement

- Continued drilling to find additional oxide resources
- Increase permit mining rate from 60 million tons per year to 75 million tons per year
- Continued review of conveyor option (Q3) and sulfide scoping (Q4)

Production Profile


Production Upside
➢Additional oxide resources
➢Increased mining rate
➢Conveyor / Sulfide scoping
Gold Production (koz.)
250
200
150
100
50
0
2008
2009
2010
2011
2012
2013
2014

WesternGoldfields

Capitalization

Listing / symbol	**TSX: WGI** **AMEX : WGW**	
Shares outstanding (*September 2, 2008*)		
- **Basic**	**136,741,919**	
- **Options *($1.16/share avg = $10.0 million)***	**12,822,718**	
- **Warrants *($0.76/share = $4.6 million)***	**6,056,180**	
- **Fully diluted**	**155,620,817**	
Management and Directors		
- **Basic**	**8,304,586**	**(6.1%)**
- **Fully diluted**	**16,801,253**	**(10.8%)**
Market capitalization ($Cdn) ***(September 2, 2008 @ $1.53 per share)***		
- **Basic**	**$209 million**	
- **Fully diluted**	**$238 million**	
- **Fully diluted enterprise value**	**$291 million**	

Financial Position (June 30, 2008)

- Cash on hand of $34.0 million
- $18.7 million available under credit facility
- $86.3 million debt outstanding
- Mine generating free cash flow

Gold Forward Sales Program

- Remaining hedge of 418,000 ounces of gold under credit facility
  - 11% of resources
  - Delivered 11,000 ounces to hedge in July/August
- Flat forward hedge contracts at $801 per ounce
- 66,000 ounces annually – 5,500 ounces per month September 2008–December 2014
- Approximately 80,000-100,000 ounces of annual production remain leveraged to gold price

Leverage to Gold Price



Avg. Annual After-Tax Cash Flow 2008-2012 ($US Millions)
90
80
70
60
50
40
30
20
10
0
45
52
58
65
72
78
700
800
900
1,000
1,100
1,200
Gold Price Assumption

Note: Hedge Included.

WesternGoldfields

Comparison Versus Peers

Company	Enterprise Value	Market Cap	P / NAV	EV / Reserves[1]
	(US$mm)	*(US$mm)*		*(US$/oz)*
Gammon Gold	$1,108	$1,078	1.1x	$301
Alamos	478	496	0.9	283
Aurizon	417	394	0.6	455
Minefinders	454	374	0.5	186
San Gold	295	323	0.7	885
Allied Nevada	250	315	0.6	377
Average			0.7x	414
Western Goldfields	**256**	**204**	**0.4x**	**93**

Source: Wellington West Capital Markets Inc. as at September 2, 2008.
1) Reserves include gold only.

Comparative Multiples

	WGI	Peer Group Average[1]
Price / Net Asset Value	0.4x	0.7x
Price / Cash Flow Multiple (2008E)	4.7	9.6
Price / Earnings Multiple (2008E)	7.0	21.2
EV / Reserve Ounce	$93	$414

Source: Wellington West Capital Markets Inc., Company disclosure and Bloomberg.
(1) Peer group includes: Alamos, Allied Nevada, Aurizon, Gammon Gold, Minefinders and San Gold.

Taking Advantage of Opportunity

- Operating in the U.S.
- Increase in production over next four years
- Production life of at least 14 years
- U.S. dollar revenues and operating costs
- Strong senior management team
- Strong analyst support
- Trading at 0.4x Net Asset Value

WesternGoldfields

APPENDIX

Reserves & Resources – 12/31/07

Class	Category	Tons (x 1,000)	Grade (Au oz / T)	Contained (Au ozs)
Mineral Resources Inclusive of Reserves				
Measured	Oxide	97,513	0.016	1,533,449
	Non oxide	21,136	0.024	503,000
Measured	**Subtotal**	**118,649**	**0.017**	**2,036,449**
Indicated	Oxide	101,626	0.014	1,380,551
	Non oxide	40,258	0.021	865,000
Indicated	**Subtotal**	**141,884**	**0.016**	**2,245,551**
Measured & Indicated	**Total**	**260,532**	**0.016**	**4,282,000**
Inferred	Oxide	4,958	0.013	
	Non oxide	4,798	0.022	
Inferred	**Subtotal**	**9,756**	**0.018**	
Mineral Reserves				
Proven	Oxide	97,513	0.016	1,533,449
	Non oxide	16,429	0.023	386,000
Proven	**Subtotal**	**113,942**	**0.017**	**1,919,449**
Probable	Oxide	38,000	0.017	660,000
	Non oxide	7,914	0.022	176,000
Probable	**Subtotal**	**45,914**	**0.018**	**836,000**
Proven & Probable	**Total**	**159,856**	**0.017**	**2,755,449**
Inferred	Oxide	4,958	0.013	
	Non oxide	1,000	0.020	
Inferred	**Subtotal**	**5,958**	**0.015**	
Mineral Resources Exclusive of Reserves				
Measured	Oxide	0	0.000	0
	Non oxide	4,707	0.025	117,000
Measured	**Subtotal**	**4,707**	**0.025**	**117,000**
Indicated	Oxide	63,626	0.011	720,551
	Non oxide	32,344	0.021	689,000
Indicated	**Subtotal**	**95,970**	**0.015**	**1,409,551**
Measured & Indicated	**Total**	**100,676**	**0.015**	**1,526,551**
Inferred	Oxide	0	0.000	
	Non oxide	3,798	0.023	
Inferred	**Subtotal**	**3,798**	**0.023**	

1. The Company's mineral reserves are estimated using appropriate cut-off grades at an assumed gold price of US$500 per ounce and projected process recoveries, operating costs and life of mine plans which include allowances for dilution and mining recovery.
2. The Company's mineral reserves are consistent with the definitions established by Industry Guide 7, administered by the U.S. Securities and Exchange Commission.
3. The Company's mineral resources are estimated using appropriate cut off grades at an assumed gold price of US$650 per ounce and projected process recoveries, operating costs and life of mine plans which include allowances for dilution and mining recovery.
4. The Company's mineral resources and mineral reserves are classified in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum's (CIM) "Standards on Mineral Resources and Reserves, Definitions and Guidelines".
5. **Cautionary note to U.S. investors concerning Measured, Indicated and Inferred mineral resources:** These terms are required by the CIM's "Standards on Mineral Resources and Reserves, Definitions and Guidelines". **U.S. Investors are cautioned not to assume that all or any part of the stated mineral resources will be converted into reserves.**
6. The Company's mineral resource and reserve estimates were prepared under the supervision of Mr. W. Hanson, P.Geo., Vice-President of Mine Development, Western Goldfields, Inc.

Production History

Production History

1985 - 2004

Total Production (koz.)	3,986
Recovered Gold (koz.)	3,001
Recovery	75.3%

Past Production

PAST PRODUCTION 1997 – 2001					
Year	Tons (000s)	Grade (oz/ton)	Oz Mined	Oz Recovered	Cost $/Oz
1997	16,463	0.016	271,530	227,940	213
1998	11,537	0.016	185,080	154,080	176
1999	14,087	0.017	234,040	164,570	167
2000	12,841	0.016	208,090	120,920	221
2001	4,225	0.031	130,620	92,630	205
1997-2001 Average	13,651	0.017	237,545	175,417	196

Board of Directors and Management

- Randall Oliphant, *Chairman, is the President and CEO of Silver Bear Resources Inc. He is also Chairman and CEO of Rockcliff Group Limited, a private corporation actively involved with its shareholdings, primarily in the mining sector, including Silver Bear Resources Inc. Mr. Oliphant is on the Advisory Board of Metalmark Capital LLC (formerly Morgan Stanley Capital Partners), and serves on the boards of WesternZagros Ltd. and Franco-Nevada Corporation. Since 2003, Mr. Oliphant has served on the boards of a number of public and private companies and not-for-profit organizations. From 1999 to 2003, he was the President and CEO of Barrick Gold Corporation. Mr. Oliphant is a Chartered Accountant.*
- Raymond W. Threlkeld, *President and Chief Executive Officer, has over 30 years of mineral industry experience ranging from discovery, feasibility study, development management, operations management, and corporate officer. Mr. Threlkeld is the Chief Operating Officer of Silver Bear Resources Inc. Mr. Threlkeld held various senior management positions in precious metal mine development with Barrick Gold Corporation and Coeur d'Alene Mines Corporation including the development of the Pierina Mine in Peru, the Bulyanhulu Mine in Tanzania and the Veladero Mine in Argentina. Mr. Threlkeld holds a degree in geology.*
- Brian Penny, *Chief Financial Officer, has over 20 years of experience in mine finance and accounting. Mr. Penny is the Chief Financial Officer of Silver Bear Resources Inc. He is a Director of and chairs the Audit Committees of three publicly traded companies. While serving as Chief Financial Officer with Kinross Gold Company, Mr. Penny was responsible for all finance, banking, hedging and financial reporting activities including the financial due diligence surrounding a U.S. $1.3 billion merger with TVX Gold Inc. and Echo Bay Mines Ltd. Mr. Penny is a Certified Management Accountant.*
- Vahan Kololian *founded and is Managing Partner of TerraNova Partners LP, which invests in the industrial, services and resource sectors. Mr. Kololian is Chairman of Precinda Corporation, a private manufacturing company. Mr. Kololian also serves on the boards of ClearPoint Business Resources Inc. and Manicouagan Minerals Inc.*
- Martyn Konig *is CEO of Blackfish Capital, and is CEO of Latitude Resources Plc. He has extensive experience in the natural resource sector. Mr. Konig was a main Board Director of NM Rothschild for 15 years and held senior positions at Goldman Sachs and UBS.*
- Gerald Ruth *operates an independent corporate finance consulting business. Mr. Ruth is a Director and CFO of Greenwich Global Capital Inc., Director and CEO of Yonge Street Capital Corp. and President and CEO of Gersan Capital Corp. From 1988 to 2003, Mr. Ruth held various positions at the Toronto Stock Exchange, where he served as Director of Listings from 1997 to 2003.*

Strong Analyst Coverage

- **BMO Capital Markets – John Hayes**
- **RBC Dominion Securities – Michael Curran**
- **Research Capital – Barry Allan**
- **Scotia Capital – Trevor Turnbull**
- **Wellington West – Catherine Gignac**

Contact Information

Ray Threlkeld

President and CEO

(416) 324-6005

rthrelkeld@westerngoldfields.com

Brian W. Penny

Chief Financial Officer

(416) 324-6002

bpenny@westerngoldfields.com

Hannes Portmann

Director, Investor Relations & Corporate Development

(416) 324-6014

hportmann@westerngoldfields.com

www.westerngoldfields.com